SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
June 15, 2004

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction of incorporation)	001-07260 (Commission File Number)	not applicable (IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada (address of principal executive offices)	L6T 5P6 (Zip code)

Registrant’s telephone number, including area code (905) 863-0000.

Item 5.     Other Events

On June 15, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1, and such press release is incorporated by reference herein (other than information included on or linked from the Registrant’s website, referenced in such release, which is not incorporated by reference into this report).

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1	Press release issued by the Registrant on June 15, 2004.

Item 12.     Results of Operations and Financial Condition

On June 15, 2004, the Registrant issued a press release providing a status update on its financial restatement process and other related matters. Such press release is attached hereto as Exhibit 99.1 and furnished in accordance with Item 12 of Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION
By:	/s/ Nicholas J. DeRoma
Nicholas J. DeRoma
Chief Legal Officer

	By:	/s/ Blair F. Morrison
Blair F. Morrison
Dated: June 15, 2004		Assistant Secretary

EXHIBIT INDEX

99.1     Press Release issued by the Registrant on June 15, 2004.